SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                November 14, 2003
                               Schlotzsky's, Inc.

             (Exact name of registrant as specified in its charter)


          Texas                          0-27008                  74-2654208

(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



                          203 Colorado Street, Ste. 600
                               Austin, Texas 78701
               (Address of principal executive offices) (Zip code)


                                 (512) 236-3800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 12. Results of Operations and Financial Condition

         In accordance with General Instruction B.6. for Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Schlotzsky's, Inc. disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated November 14, 2003, announcing its financial results for the third quarter of 2003.

         Attached and incorporated herein by reference in its entirety as
Exhibit 99.1 is a copy of the press release.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SCHLOTZSKY'S, INC.


                                      By:
                                          /s/ John C. Wooley
                                          ------------------------------------
                                          Name:  John C. Wooley
                                          Title: President and Chief Executive
                                                 Officer
Date:  November 14, 2003

                                       2
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                                INDEX TO EXHIBITS

Exhibit Number             Description
--------------             -----------

99.1              Schlotzsky's, Inc. Press Release dated November 14, 2003.